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                       JPMORGAN INTERNATIONAL EQUITY FUNDS

                  JPMorgan Fleming Emerging Markets Equity Fund

                          SUPPLEMENT DATED MAY 1, 2004
                     TO THE PROSPECTUSES DATED MARCH 1, 2004
                               (ALL SHARE CLASSES)

     The fifth paragraph under the heading "The Fund's Main Investment Strategy" is hereby deleted in its entirety.

     Under the heading "Investment Process," the first three paragraphs are hereby deleted in their entirety and replaced with the following:

     "The adviser, JPMIM, believes that emerging markets are generally inefficient as demonstrated by the high and variable volatility of many emerging markets and individual companies in these markets. Corporate disclosure and transparency can vary widely thereby exacerbating the inefficiency of these markets and offering opportunities to experienced, well-informed active investors.

     In managing the Fund, JPMIM seeks to add value primarily through stock selection decisions. Thus, decisions about country weightings are secondary to those about the individual stocks, which make up the portfolio. The portfolio manager is primarily responsible for implementing the recommendations of our country specialists, who make their recommendations based on the stock ranking system.

     Country specialists use their local expertise to identify, research and rank companies according to their expected performance. Stocks are assessed using a two-part analysis which considers both expected short-term price moves (stock ranks) and longer-term business growth characteristics and qualitative factors (strategic classifications). In order to encourage creativity, considerable autonomy is given to country specialists at the stock idea generation stage of the process."

     In the section titled "The Portfolio Managers," the paragraph in the sub-section "Fleming Emerging Markets Equity Fund" is hereby deleted in its entirety and replaced by the following:

     "The management team is led by Richard Schmidt, Vice President, who has been at JPMorgan Chase (or one of its predecessors) since 1991, and Richard
     E. Titherington, Managing Director, who has been at JPMorgan Chase (or one of its predecessors) since 1986."